                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                              RULE 10f-3 PROCEDURES

         The Board of Directors of William Blair Mutual Funds, Inc. (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

DEFINITIONS

         For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

         Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

         Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

                  (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

                  (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

                  (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

                  (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

                                (A) It has a class of securities registered
                       pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to Section 15(d) or the 1934 Act; and

                                (B) It has filed all the material required
                        to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

         Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

         Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

                  (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

                  (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

                  (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

         NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

CONDITIONS

         Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public;
         (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.

2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Directors, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Directors based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Directors.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.


Date:  October 21, 1997

                                                                       EXHIBIT A

                                   FORM 10F-3
                        WILLIAM BLAIR MUTUAL FUNDS, INC.:
                 William Blair International Growth Fund (WBIGX)

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures



Issuer:       Ritchie Bros. Auctionneers Inc.
         ------------------------------------------

Date offering commenced:   06/16/99
                         --------------

Aggregate number and value of securities offered through underwriting or selling syndicate:

  1,188,000 common shares for a value of $42,768,000
--------------------------------------------------------------------------------

Offering price at close of first day on which any sales were made:    $38.125
                                                                   -------------
Underwriting syndicate's members:  ING Barings Furman Selz, Credit Suisse First
                                 -----------------------------------------------
Boston, William Blair & Company, LLC.
--------------------------------------------------------------------------------

Date of purchase:  06/30/99
                  --------------------------------------------------------------
Number and value of securities purchased (specific as to each series if applicable):  50,000 Shares
               -----------------------------------------------------------------
For value of  $1,800,000
             -------------------------------------------------------------------
Purchase price (net of fees and expenses):          $36 per share
                                           -------------------------------------
Maturity date and interest rate (if applicable): N/A
                                                 -------------------------------
Underwriter from whom purchased:  ING Barings Furman Selz
                                  ----------------------------------------------

Commission, spread or profit:  Price $36, Spread $1.80, Profit 5.0%
                              --------------------------------------------------

Comparative information regarding commission, spread or profit for similar underwritings during the same period:


Issuer             Price Per Share  Underwriting Discount  Gross Spread
------             ---------------  ---------------------  ------------
Gildan Activeware  $12.375          $.7425                 6%

CONDITIONS
                                                                      YES    NO

(1)    The securities are either (i) part of an issue registered
       under the Securities Act of 1933 that is being offered to
       the public or (ii) Eligible Municipal Securities, (iii)
       securities sold in an Eligible Foreign Offering or (iv)         X
       securities sold in an Eligible Rule 144A Offering.             ---   ---


(2)    The purchase price paid did not exceed the price paid by
       each other purchaser of securities in that offering or in
       any concurrent offering of the securities at the close of
       the first day on which any sales are made (except, in the
       case of an Eligible Foreign Offering, for any rights to
       purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering,
       the securities were purchased on or before the fourth day       X
       preceding the day on which the offering terminated.            ---   ---


(3)    In respect of securities other than Eligible Municipal
       Securities, the issuer of the securities has been in
       continuous operation for not less than three years,             X
       including the operations of any predecessors.                  ---   ---



(4)    The underwriting was a firm commitment underwriting.            X
                                                                      ---   ---

(5)    The commission, spread or profit was reasonable and fair
       in relation to that being received by others for                X
       underwriting similar securities during the same period.        ---   ---

(6)    The amount of such securities purchased by all of the
       investment companies managed by the Adviser did not
       exceed 25 of the principal amount of an offering other
       than an Eligible Rule 144A Offering, or, in an Eligible
       Rule 144A Offering, 25 of the total of (1) the principal
       amount of the offering sold by underwriters or members of
       the selling syndicate to QIBs, plus (2) the principal amount    X
       in any concurrent public offering.                             ---   ---

(7)    The Adviser was not a direct or indirect participant in the     X
       sales                                                          ---   ---

Approved: /s/ Gregory B. Campbell             Date:  6/30/99
          ------------------------                 --------------------

Board of Directors Review Date:    7/20/99
                                -------------------------

                                                                       EXHIBIT B


                FORM OF QUARTERLY REPORT ON RULE 10F-3 PURCHASES


During the Second quarter of 1999, William Blair Mutual Funds, Inc., William Blair International Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

------------------------ --------------------- -------------------------
        ISSUER             DATE OF PURCHASE       AMOUNT OF PURCHASE
------------------------ --------------------- -------------------------
Ritchie Bros             06/30/99              50,000 shares
Auctionneers                                   ($1,800,000 value)
------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------


------------------------ ---------------------
  PURCHASER PRICE           BROKER/DEALER
------------------------ ---------------------
  $36                     ING Barings Furman
                          Selz
------------------------ ---------------------

------------------------ ---------------------

------------------------ ---------------------

------------------------ ---------------------


The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the directors of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.       The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                              RULE 10F-3 PROCEDURES

     The Board of Directors of William Blair Mutual Funds, Inc. (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

DEFINITIONS

     For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

     Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

     Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

          (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

          (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

          (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

          (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

                            (A) It has a class of securities registered pursuant
                to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to
                Section 15(d) or the 1934 Act; and

                           (B) It has filed all the material required to be
                filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

     Eligible Municipal Securities means "municipal securities," as defined in
Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

     Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

          (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

          (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

          (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

     NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

CONDITIONS

     Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public; (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.

2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Directors, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Directors based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Directors.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.


Date:  October 21, 1997

                                                                       EXHIBIT A
                                   FORM 10F-3
                        WILLIAM BLAIR MUTUAL FUNDS, INC.:
                 William Blair International Growth Fund (WBIGX)

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures



Issuer:   Steiner Leisure Limited
       -------------------------------------
Date offering commenced:   03/05/99
                        --------------------------------
Aggregate number and value of securities offered through underwriting or selling syndicate:

1,500,000 Shares for total value of $42,000,000
-------------------------------------------------------------------------------
Offering price at close of first day on which any sales were made: $28.375
                                                                  -------------
Underwriting syndicate's members: ING Baring Furman Selz L.L.C., Raymond James
                                  ---------------------------------------------

& Assoc. Inc., and William Blair & Company, LLC.
-------------------------------------------------------------------------------
Date of purchase:  03/23/99
                 --------------------------------------------------------------

Number and value of securities purchased (specific as to each series if
applicable):   21,000 Shares
            ---------------------------------------

For value of $588,000
--------------------------------------------------------------------------------
Purchase price (net of fees and expenses):          $28 per share
                                          -------------------------------------
Maturity date and interest rate (if applicable): N/A
                                                -------------------------------

Underwriter from whom purchased:  ING Baring Furman Selz, L.L.C.
                                -----------------------------------------------

Commission, spread or profit:   Price $28, Discount $1.54, Spread 5.5%
                              -------------------------------------------------

Comparative information regarding commission, spread or profit for similar underwritings during the same period:

Issuer                 Price Per Share  Underwriting Discount      Gross Spread
------                 ---------------  ---------------------      ------------
Pervasive Software            $17.25          $1.035                     6%


CONDITIONS
----------
                                                                     YES   NO
                                                                     ---   ---
(1) The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being


CONDITIONS
----------
                                                                    YES    NO
                                                                    ---    --
        offered to the public or (ii) Eligible  Municipal
        Securities, (iii) securities sold in an Eligible Foreign
        Offering or (iv) securities sold in an Eligible Rule 144A
        Offering.                                                    X

(2)   The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any
        concurrent offering of the securities at the close of the
        first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer),  or, if a rights offering, the
        securities were purchased on or before the fourth  day
        preceding the day on which the offering terminated.          X

(3)   In respect of securities other than Eligible Municipal
        Securities, the issuer of the securities has been in
        continuous  operation for not less than three years,
        including the operations of any predecessors.                X

(4)   The underwriting was a firm commitment underwriting.           X

(5)   The  commission,  spread or profit was reasonable and fair in relation to that being received by others for
        underwriting similar securities during the same period.      X

(6)   The amount of such securities purchased by all of the
        investment companies managed by the Adviser did not exceed
        25% of the principal amount of an offering  other than an
        Eligible  Rule 144A Offering,  or, in an Eligible Rule 144A
        Offering,  25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate  to QIBs, plus (2) the principal amount in any
        concurrent public offering.                                  X

(7)   The Adviser was not a direct or indirect participant in
        the sale.                                                    X



Approved: /s/ Gregory B. Campbell            Date:  3/23/99
         -------------------------------          -------------------

Board of Directors Review Date:     4/20/99
                               -----------------------------------

                                                                       EXHIBIT B


                     FORM OF QUARTERLY REPORT ON RULE 10F-3
                                    PURCHASES





During the First quarter of 1999, William Blair Mutual Funds, Inc., William Blair International Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

------------------------ --------------------- -------------------------

        ISSUER             DATE OF PURCHASE       AMOUNT OF PURCHASE
------------------------ --------------------- -------------------------
Steiner Leisure Ltd      03/23/99              21,000 shares (value of
                                               $588,000)
------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------


-------------------- ----------------------

   PURCHASE PRICE         BROKER/DEALER
-------------------- ----------------------
$28 per share         ING Baring Furman
                       Selz
-------------------- ----------------------

-------------------- ----------------------

-------------------- ----------------------

-------------------- ----------------------



The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the directors of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.   The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                              RULE 10F-3 PROCEDURES

         The Board of Directors of William Blair Mutual Funds, Inc. (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

DEFINITIONS

         For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

         Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

         Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

                  (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

                  (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

                  (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

                  (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

                              (A) It has a class of securities registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to Section 15(d) or the 1934 Act; and

                                (B)   It has filed all the material required
                         to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

         Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

         Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

                  (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

                  (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

                  (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

         NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

CONDITIONS

         Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public;
         (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.


2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Directors, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Directors based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Directors.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.



Date:  October 21, 1997

                                                                       EXHIBIT A

                                   FORM 10f-3

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                            William Blair Growth Fund

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures




Issuer:                       GOLDMAN SACHS GROUP
       -------------------------------------------------------------------------

Date offering commenced: 5/3/99

Aggregate number and value of securities offered through underwriting or selling syndicate:

69,000,000 SHARES PRICED AT 53.
--------------------------------------------------------------------------------

Offering price at close of first day on which any sales were made: 70 3/8

Underwriting syndicate's members: BEAR STEARRNS, CS FIRST BOSTON, DLJ, LEHMAN BROS, MERRILL LYNCH, JP MORGAN, MSDW, PAINE WEBBER, PRUDENTIAL, SAL SMITH BARNEY, SC BERNSTEIN, SCHRODER & CO., WILLIAM BLAIR & COMPANY

Date of purchase: 5/3/99

Number and value of securities purchased (specific as to each series if applicable):
               --------------------

22,700 PURCHASED AT 53

Purchase price (net of fees and expenses):   53
Maturity date and interest rate (if applicable): N/A
                                                     ---------------------------

Underwriter from whom purchased: GOLDMAN SACHS
                                              ----------------------------------

Commission, spread or profit: $2.25 GROSS SPREAD
                                                --------------------------------

Comparative information regarding commission, spread or profit for similar underwritings during the same period:


Issuer           Price Per Share    Underwriting Discount    Gross Spread
------           ---------------    ---------------------    ------------
Morgan Stanley      23                     4%                    (.91)


CONDITIONS                                                   YES       NO
----------                                                   ---       --



CONDITIONS                                                           YES    NO
----------                                                           ---    --
(1)   The securities are either  (i) part of an issue  registered under the Securities  Act of 1933 that is being offered
        to the public or (ii) Eligible Municipal Securities,
        (iii) securities sold in an Eligible Foreign Offering or
        (iv) securities sold in an Eligible Rule 144A Offering.       X     --

(2)   The purchase price paid did not exceed the price paid by
        each other purchaser of securities in that offering or in
        any concurrent offering of the securities at the close of
        the first day on which any sales are made (except, in the
        case of an Eligible Foreign Offering, for any rights to
        purchase that are required by law to be granted to
        existing security holders of the issuer), or, if a rights
        offering, the securities were purchased on or before the
        fourth day preceding the day on which the offering
        terminated.                                                   X    --

(3)   In respect of securities other than Eligible Municipal
        Securities, the issuer of the securities has been in
        continuous operation for not less than three years,
        including the operations of any predecessors.                 X    --

(4)   The underwriting was a firm commitment underwriting.            X    --

(5)   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
        similar securities during the same period.                    X    --

(6)   The amount  of such  securities purchased  by all of the
        investment companies managed by the Adviser did not
        exceed 25% of the principal amount of an offering other
        than an Eligible Rule 144A Offering, or, in an Eligible
        Rule 144A Offering,  25% of the total of (1) the principal amount of the offering sold by underwriters or members of
        the selling syndicate to QIBs, plus (2) the principal
        amount in any concurrent public offering.                     X    --

(7)  The Adviser was not a direct or indirect participant in
       the sale.                                                      X    --



Approved:  /S/ Gregory B. Campbell                    Date: 5/3/99
           -----------------------                          ------


Board of Directors Review Date:  7/20/99

                                                                       EXHIBIT B


                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                     FORM OF QUARTERLY REPORT ON RULE 10F-3

                                    PURCHASES


During the 2nd quarter of 1999, William Blair Mutual Funds, Inc., The William Blair Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:


------------------------ --------------------- -------------------------

        ISSUER             DATE OF PURCHASE        AMOUNT OF PURCHASE
------------------------ --------------------- -------------------------
Goldman Sachs              5/3/99                  22,700
------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------

------------------------ --------------------- -------------------------


--------------------     ----------------------

  PURCHASE PRICE              BROKER/DEALER
--------------------     ----------------------
53                         Goldman Sachs
--------------------     ----------------------

--------------------     ----------------------

--------------------     ----------------------

--------------------     ----------------------



The above purchase was made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the directors of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.